Exhibit 99.2


                  CERTIFICATION OF PRINCIPAL ACCOUNTING OFFICER
                          PURSUANT TO 18 U.S.C.ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Quarterly Report of Schick Technologies, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ronald Rosner, Director of Finance and Administration of the Company, and its principal accounting officer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                                  /s/ Ronald Rosner
                                                  -----------------
                                                  Ronald Rosner
                                                  Director of Finance
                                                  and Administration
                                                  (Principal Accounting Officer)
                                                  Schick Technologies, Inc.
                                                  August 8, 2002